T. Rowe Price Balanced Fund

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

Supplement to Prospectuses and Summary Prospectuses dated May 1, 2024

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund

Supplement to Prospectuses and Summary Prospectuses dated August 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2025, Christina Dove Noonan will join Charles M. Shriver and Toby M. Thompson as one of the fund’s co-portfolio managers and as a cochair of the fund’s Investment Advisory Committee. Ms. Noonan joined T. Rowe Price in 2015.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2025, Christina Dove Noonan will join Charles M. Shriver and Toby M. Thompson as one of the fund’s co-portfolio managers and as a cochair of the fund’s Investment Advisory Committee. Ms. Noonan joined the Firm in 2015, and her investment experience dates from 2012. During the past five years, she has served as an associate portfolio manager in the Firm’s Multi-Asset Division.

The date of this supplement is December 19, 2024.

G60-041 12/19/24